Exhibit 99.2

SMARTFINANCIAL, INC.

CONSOLIDATED BALANCE SHEETS

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

	June, 30 2015	December 31, 2014
ASSETS
Cash and due from banks	$31,290	$32,386
Interest-bearing deposits	5,585	6,643
Federal funds sold	6,935	7,710
Total cash and cash equivalents	43,810	46,739
Securities available for sale	83,747	98,876
Restricted investments, at cost	2,128	2,090
Loans, net	386,890	359,523
Premises and equipment, net	16,405	15,939
Accrued interest receivable	1,206	1,221
Foreclosed assets	3,728	4,983
Core deposit intangible, net	177	258
Other assets	5,197	4,083
TOTAL ASSETS	$543,288	$533,714
LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Deposits
Noninterest-bearing demand deposits	$69,427	$53,640
Interest-bearing demand deposits	200,320	179,836
Savings deposits	45,654	42,369
Time deposits	167,344	178,963
Total deposits	482,745	454,807
Accrued interest payable	137	130
Securities sold under agreement to repurchase	2,727	9,758
Federal funds purchased	-	12,000
Accrued expenses and other liabilities	1,561	1,131
TOTAL LIABILITIES	487,170	477,826
STOCKHOLDERS’ EQUITY
Preferred stock, $1 par value; 12,000 shares authorized; 12,000 shares issued and outstanding in 2015 and 2014	12	12
Common stock, $1 par value; 8,000,000 shares authorized; 2,965,783 and 2,965,783 shares issued and outstanding in 2015 and 2014, respectively	2,966	2,966
Additional paid-in capital	42,516	42,508
Retained earnings	11,049	10,705
Accumulated other comprehensive loss	(425)	(303)
TOTAL STOCKHOLDERS’ EQUITY	56,118	55,888
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$543,288	$533,714

See accompanying notes to consolidated financial statements

SMARTFINANCIAL, INC.

CONSOLIDATED STATEMENTS OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2015 AND 2014

(Dollar amounts in thousands except per share amounts)

(Unaudited)

	June 30, 2015	June 30, 2014
INTEREST INCOME
Loans, including fees	$9,178	$9,104
Securities:
Taxable	769	874
Tax-exempt	4	38
Federal funds sold and other	64	75
TOTAL INTEREST INCOME	10,015	10,091
INTEREST EXPENSE
Deposits:
Certificates of deposit $100,000 and over	343	338
Other deposits	658	657
Repurchase agreements	6	5
Borrowings	3	-
TOTAL INTEREST EXPENSE	1,010	1,000
NET INTEREST INCOME	9,005	9,091
PROVISION FOR LOAN LOSSES	324	443
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	8,681	8,648
NONINTEREST INCOME
Customer service fees	279	228
Gain (loss) on sale of securities	52	(4)
Loan origination and settlement fees	95	60
Other noninterest income	353	11
TOTAL NONINTEREST INCOME	779	295
NONINTEREST EXPENSES
Salaries and employee benefits	4,569	4,366
Occupancy and equipment expenses	1,081	1,074
Depository insurance	195	187
Foreclosed asset expense	69	310
Advertising expense	221	230
Data processing expense	492	419
Professional services	612	294
Other operating expenses	1,229	830
TOTAL NONINTEREST EXPENSES	8,468	7,710
INCOME BEFORE PROVISION FOR INCOME TAXES	992	1,233
INCOME TAX EXPENSE	588	479
NET INCOME	404	754
PREFERRED STOCK DIVIDENDS	60	60
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$344	$694
Basic net income per common share available to common stockholders	$0.12	$0.23
Diluted net income per common share available to common stockholders	$0.11	$0.22

See accompanying notes to consolidated financial statements

SMARTFINANCIAL, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2015 AND 2014

(Dollar amounts in thousands except per share amounts)

(Unaudited)

	June 30, 2015	June 30, 2014
Net income	$404	$754
Other comprehensive income (loss)
Unrealized holding gains (losses) arising during the year, net of tax benefit (expense) of $(56) and $580 in 2015 and 2014, respectively	(90)	938
Reclassification adjustment for (gains) losses included in net income, net of tax expense (benefit) of $20 and $(2) in 2015 and 2014, respectively	(32)	2
TOTAL OTHER COMPREHENSIVE INCOME (LOSS)	(122)	940
TOTAL COMPREHENSIVE INCOME	$282	$1,694

See accompanying notes to consolidated financial statements

SMARTFINANCIAL, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE SIX MONTHS ENDED JUNE 30, 2015 AND 2014

(Dollar amounts in thousands except per share amounts)

(Unaudited)

	Preferred Stock		COMMON STOCK		ADDITIONAL PAID-IN	RETAINED EARNINGS (ACCUMULATED	ACCUMULATED OTHER COMPREHENSIVE
	SHARES	AMOUNT	SHARES	AMOUNT	CAPITAL	DEFICIT)	INCOME (LOSS)	TOTAL
BALANCE - DECEMBER 31, 2013	12,000	$12	2,962,541	$2,963	$42,462	$8,992	$(1,599)	$52,830
Net income	-	-	-	-	-	771	-	771
Other comprehensive loss, net of tax	-	-	-	-	-	-	940	940
Cash dividend on preferred stock	-	-	-	-		(60)	-	(60)
Stock-based compensation	-	-	-	-	7	-	-	7
BALANCE - June 30, 2014	12,000	$12	2,962,541	$2,963	$42,470	$9,703	$(659)	$54,488
BALANCE - DECEMBER 31, 2014	12,000	$12	2,965,783	$2,966	$42,508	$10,705	$(303)	$55,888
Net income	-	-	-	-	-	404	-	404
Other comprehensive loss, net of tax	-	-	-	-	-	-	(122)	(122)
Cash dividend on preferred stock	-	-	-	-	-	(60)	-	(60)
Stock-based compensation	-	-	-	-	8	-	-	8

BALANCE - June 30, 2015	12,000	$12	2,965,783	$2,966	$42,516	$11,049	$(425)	$56,118

See accompanying notes to consolidated financial statements

SMARTFINANCIAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2015 AND 2014

(Dollar amounts in thousands except per share amounts)

(Unaudited)

	June 30, 2015	June 30, 2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$404	$754
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,044	777
Provision for loan losses	324	443
Stock compensation expense	-	-
(Gains) losses from sale of securities	(52)	4
Net gains from sale of loans and other assets	(98)	(61)
Net (gains) losses from sale of foreclosed assets	(20)	221
Deferred income taxes	(75)	4
Changes in other operating assets and liabilities:
Accrued interest receivable	15	101
Accrued interest payable	7	1
Other assets and liabilities	(837)	339
Net cash provided by operating activities	712	2,583

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from security sales, maturities, and paydowns:
Securities available for sale	17,712	11,883
Securities held to maturity	-	-
Purchase of securities available for sale	(3,038)	(9,430)
Loan originations and principal collections, net	(26,570)	(35,673)
Purchase of bank premises and equipment	(843)	(2,387)
Proceeds from sale of bank premise and equipment and foreclosed assets	252	-
Net cash used in provided by investing activities	(12,487)	(35,607)

CASH FLOWS FROM FINANCING ACTIVITIES
Net increase (decrease) in deposits	27,937	(4,465)
Net decrease in federal funds purchased and securities sold under agreements to repurchase	(19,031)	(2,183)
Repayment of Federal Home Loan Bank advances and other borrowings	-	-
Collection of participation payments due to other institutions	-	-
Payment of dividends on preferred stock	(60)	(60)
Issuance of common stock	-	-
Net cash provided by (used in) financing activities	8,846	(6,708)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(2,929)	(39,732)

CASH AND CASH EQUIVALENTS, beginning of period	46,739	79,438

CASH AND CASH EQUIVALENTS, end of period	$43,810	$39,706

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the period for interest	$1,003	$1,011
Cash paid during the period for taxes	806	3,016

NONCASH INVESTING AND FINANCING ACTIVITIES
Acquisition of real estate through foreclosure	$18	$186
Financed sales of foreclosed assets	1,005	-

SMARTFINANCIAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 1 - BASIS OF PRESENTATION

The consolidated financial statements include the accounts of SmartFinancial, Inc., and its wholly owned subsidiary, SmartBank, collectively (the “Company”). All significant intercompany balances and transactions have been eliminated in consolidation. The accounting and reporting policies of the Bank conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”) and to general practices in the banking industry.

The consolidated financial statements as of June 30, 2015, and for the six months ended June 30, 2015 and 2014, included herein have not been audited. The December 31, 2014 balance sheet is derived from the audited financial statements. The accounting and reporting policies of the Company conform to U.S. generally accepted accounting principles and Article 10 of Regulation S-X. Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission, although the Company believes that the disclosures made are adequate to make the information not misleading. These financial statements should be read in conjunction with the Company’s 2014 audited financial statements. The accompanying consolidated financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim periods presented. Such adjustments are of a normal recurring nature. The results for the six month period ended June 30, 2015 are not necessarily indicative of the results that may be expected for the year ending December 31, 2015.

NOTE 2 - SECURITIES

The amortized cost and fair value of securities with gross unrealized gains and losses at June 30, 2015 and December 31, 2014, were as follows:

	June 30, 2015
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government-sponsored enterprises (GSEs)	$20,264	$46	$(178)	$20,132
Mortgage-backed securities:
GSE residential	58,630	259	(698)	58,191
Government National Mortgage Association guaranteed	3,555	-	(133)	3,422
Municipal securities	1,987	15	-	2,002
Total securities	$84,436	$320	$(1,009)	$83,747

	December 31, 2014
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government-sponsored enterprises (GSEs)	$21,267	$45	$(205)	$21,107
Mortgage-backed securities:
GSE residential	70,070	370	(588)	69,852
Government National Mortgage Association guaranteed	6,019	24	(157)	5,886
Municipal securities	2,012	19	-	2,031
Total securities	$99,368	$458	$(950)	$98,876

The amortized cost and fair value of securities at June 30, 2015, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Available For Sale
	Amortized Cost	Fair Value
Due in less than one year	$951	$954
Due in one to five years	12,274	12,297
Due in five to ten years	5,990	5,895
Due after ten years	3,036	2,987
Mortgage backed securities	62,185	61,614
Total	$84,436	$83,747

SMARTFINANCIAL, INC.

NOTES TO CONCOLIDATED FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 2 - SECURITIES (CONTINUED)

The following table shows gross unrealized losses and fair value, aggregated by investment category, and length of time that individual securities have been in a continuous unrealized loss position, at June 30, 2015 and December 31, 2014.

	June 30, 2015
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Loss
Description of Securities
U.S. Government-sponsored enterprises (GSEs)	$-	$-	$20,132	$(178)	$20,132	$(178)
Mortgage-backed securities:
GSE residential	-	-	58,191	(698)	58,191	(698)
Government National Mortgage Association guaranteed	-	-	3,422	(133)	3,422	(133)
Municipal securities	955	-	1047	-	2,002	-
Total securities	$955	$-	$82,793	$(1,009)	$83,737	$(1,009)

	December 31, 2014
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
Description of Securities
U.S. Government-sponsored enterprises (GSEs)	$3,305	$(10)	$9,795	$(195)	$13,100	$(205)
Mortgage-backed securities:
GSE residential	-	-	31,236	(588)	31,236	(588)
Government National Mortgage Association guaranteed	-	-	5,490	(157)	5,490	(157)
Municipal securities	-	-	-	-	-	-
Total securities	$3,305	$(10)	$46,521	$(940)	$49,827	$(950)

SMARTFINANCIAL, INC.

NOTES TO CONCOLIDATED FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES

Portfolio Segmentation:

At June 30, 2015 and December 31, 2014 loans consist of the following (in thousands):

	June 30, 2015			December 31, 2014
		All Other			All Other
	PCI Loans	Loans	Total	PCI Loans	Loans	Total
Commercial real estate	$2,058	$206,878	$208,936	$3,102	$190,349	$193,451
Consumer real estate	3,956	85,652	89,608	4,380	77,034	81,414
Construction and land	27	52,693	52,720	36	52,469	52,505
Commercial and industrial	-	36,927	36,927	3	34,319	34,322
Consumer and other	-	3,187	3,187	-	2,314	2,314
Total loans	6,041	385,337	391,378	7,521	356,485	364,006
Less: deferred fees	-	(654)	(654)	-	(603)	(603)
Less: allowance for loan losses	(1)	(3,833)	(3,834)	-	(3,880)	(3,880)
Total loans	$6,040	$380,850	$386,890	$7,521	$352,002	$359,523

Commercial Real Estate: Commercial real estate loans include owner-occupied commercial real estate loans and loans secured by income-producing properties. Owner-occupied commercial real estate loans to operating businesses are long-term financing of land and buildings. These loans are repaid by cash flow generated from the business operation. Real estate loans for income-producing properties such as apartment buildings, office and industrial buildings, and retail shopping centers are repaid from rent income derived from the properties. Loans within this portfolio segment are particularly sensitive to the valuation of real estate.

Consumer Real Estate: Consumer real estate loans include real estate loans secured by first liens, second liens, or open end real estate loans, such as home equity lines. These are repaid by various means such as a borrower's income, sale of the property, or rental income derived from the property. One to four family first mortgage loans are repaid by various means such as a borrower's income, sale of the property, or rental income derived from the property. Loans within this portfolio segment are particularly sensitive to the valuation of real estate.

Construction and Land Development: Loans for real estate construction and development are repaid through cash flow related to the operations, sale or refinance of the underlying property. This portfolio segment includes extensions of credit to real estate developers or investors where repayment is dependent on the sale of the real estate or income generated from the real estate collateral. Loans within this portfolio segment are particularly sensitive to the valuation of real estate.

Commercial and Industrial: The commercial and industrial loan portfolio segment includes commercial, financial, and agricultural loans. These loans include those loans to commercial customers for use in normal business operations to finance working capital needs, equipment purchases, or expansion projects. Loans are repaid by business cash flows. Collection risk in this portfolio is driven by the creditworthiness of the underlying borrower, particularly cash flows from the customers' business operations.

Consumer and Other: The consumer loan portfolio segment includes direct consumer installment loans, overdrafts and other revolving credit loans, and educational loans. Loans in this portfolio are sensitive to unemployment and other key consumer economic measures.

SMARTFINANCIAL, INC.

NOTES TO CONCOLIDATED FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Credit Risk Management:

The following tables detail activity in the allowance for loan losses by portfolio segment for the six months ended June 30, 2015 and 2014 (in thousands). Activity related to purchased credit impaired loans (“PCI loans”) is shown separately. Allocation of a portion of the allowance to one category of loans does not preclude its availability to absorb losses in other categories.

	June 30, 2015
	Commercial	Consumer	Construction	Commercial
	Real	Real	and Land	and	Consumer
	Estate	Estate	Development	Industrial	and Other	Unallocated	Total
Allowance for loan losses: (non PCI loans)
Beginning balance	$182	$253	$269	$254	$7	$2,915	$3,880
Provision	62	251	(70)	43	107	(70)	323
Recoveries	-	-	-	19	5	-	24
Charge-offs	(59)	(247)	-	-	(88)	-	(394)
Ending balance	$185	$257	$199	$316	$31	$2,845	$3,833

	Commercial	Consumer	Construction	Commercial
	Real	Real	and Land	and	Consumer
	Estate	Estate	Development	Industrial	and Other	Unallocated	Total
Allowance for loan losses: (PCI loans)
Beginning balance	$-	$-	$-	$-	$-	$-	$-
Provision	-	1	-	-	-	-	1
Recoveries	-	-	-	-	-	-	-
Charge-offs	-	-	-	-	-	-	-
Ending balance	$-	$1	$-	$-	$-	$-	$1

	Commercial	Consumer	Construction	Commercial
	Real	Real	and Land	and	Consumer
	Estate	Estate	Development	Industrial	and Other	Unallocated	Total
Total Allowance for loan losses:
Beginning balance	$182	$253	269	$254	$7	$2,915	$3,880
Provision	62	252	(70)	43	107	(70)	324
Recoveries	-	-	-	19	5	-	24
Charge-offs	(59)	(247)	-	-	(88)	-	(394)
Ending balance	$185	$258	$199	$316	$31	$2,845	$3,834

SMARTFINANCIAL, INC.

NOTES TO CONCOLIDATED FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Credit Risk Management (Continued):

	June 30, 2014
	Commercial	Consumer	Construction	Commercial
	Real	Real	and Land	and	Consumer
	Estate	Estate	Development	Industrial	and Other	Unallocated	Total
Allowance for loan losses: (non PCI loans)
Beginning balance	$161	$380	$430	$224	$13	$2,547	$3,755
Provision	48	468	(24)	(18)	127	(211)	390
Recoveries	1	-	-	-	5	-	6
Charge-offs	-	(258)	-	(98)	(137)	-	(493)
Ending balance	$210	590	406	108	8	2,336	$3,658

	Commercial	Consumer	Construction	Commercial
	Real	Real	and Land	and	Consumer
	Estate	Estate	Development	Industrial	and Other	Unallocated	Total
Allowance for loan losses: (PCI loans)
Beginning balance	$158	$-	$-	$-	$223	$-	$381
Provision	-	-	53	-	-	-	53
Recoveries	-	-	-	-	-	-	-
Charge-offs	-	-	-	-	-	-	-
Ending balance	$158	$-	$53	$-	$223	$-	$434

	Commercial	Consumer	Construction	Commercial
	Real	Real	and Land	and	Consumer
	Estate	Estate	Development	Industrial	and Other	Unallocated	Total
Total Allowance for loan losses:
Beginning balance	$319	$380	$430	$224	$236	$2,547	$4,136
Provision	48	468	29	(18)	127	(211)	443
Recoveries	1	-	-	-	5	-	6
Charge-offs	-	(258)	-	(98)	(137)	-	(493)
Ending balance	$368	$590	$459	$108	$231	$2,336	$4,092

SMARTFINANCIAL, INC.

NOTES TO CONCOLIDATED FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Credit Risk Management (Continued):

The composition of loans by primary loan classification as well as impaired and performing loan status at June 30, 2015 and December 31, 2014 is summarized in the tables below (in thousands):

	June 30, 2015
	Commercial	Consumer	Construction	Commercial
	Real	Real	and Land	and	Consumer
	Estate	Estate	Development	Industrial	and Other	Total
Performing loans	$205,066	$81,963	$51,021	$36,392	$3,187	$377,629
Impaired Loans	1,812	3,689	1,672	535	-	7,708
	206,878	85,652	52,693	36,927	3,187	385,337
PCI Loans	2,058	3,956	27	-	-	6,041
Total Loans	$208,936	$89,608	$52,720	$36,927	$3,187	$391,378

	December 31, 2014
	Commercial	Consumer	Construction	Commercial
	Real	Real	and Land	and	Consumer
	Estate	Estate	Development	Industrial	and Other	Total
Performing loans	$188,169	$71,634	$50,301	$33,781	$2,314	$346,199
Impaired Loans	2,180	5,400	2,168	538	-	10,286
	190,349	77,034	52,469	34,319	2,314	356,485
PCI Loans	3,102	4,380	36	3	-	7,521
Total Loans	$193,451	$81,414	$52,505	$34,322	$2,314	$364,006

The following tables show the allowance for loan losses allocation by loan classification for impaired and performing loans as of June 30, 2015 and December 31, 2014 (in thousands):

	June 30, 2015
	Commercial	Consumer	Construction	Commercial
	Real	Real	and Land	and	Consumer
	Estate	Estate	Development	Industrial	and Other	Unallocated	Total
Allowance related to:
Performing loans	$185	$257	$183	$82	$32	$2,844	$3,583
Impaired Loans	-	-	16	234	-	-	250
	185	257	199	316	32	2,844	3,833
PCI Loans	-	1	-	-	-	-	1
Total Allowance	$185	$258	$199	$316	$32	$2,844	$3,834

	December 31, 2014
	Commercial	Consumer	Construction	Commercial
	Real	Real	and Land	and	Consumer
	Estate	Estate	Development	Industrial	and Other	Unallocated	Total
Allowance related to:
Performing loans	$182	$250	$209	$83	$7	$2,915	$3,646
Impaired Loans	-	3	60	171	-	-	234
	182	253	269	254	7	2,915	3,880
PCI Loans	-	-	-	-	-	-	-
Total Allowance	$182	$253	$269	$254	$7	$2,915	$3,880

SMARTFINANCIAL, INC.

NOTES TO CONCOLIDATED FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Credit Risk Management (Continued):

A description of the general characteristics of the risk grades used by the Company is as follows:

Pass: Loans in this risk category involve borrowers of acceptable-to-strong credit quality and risk who have the apparent ability to satisfy their loan obligations. Loans in this risk grade would possess sufficient mitigating factors, such as adequate collateral or strong guarantors possessing the capacity to repay the debt if required, for any weakness that may exist.

Special Mention: Loans in this risk grade are the equivalent of the regulatory definition of "Other Assets Especially Mentioned" classification. Loans in this category possess some credit deficiency or potential weakness, which requires a high level of management attention. Potential weaknesses include declining trends in operating earnings and cash flows and /or reliance on the secondary source of repayment. If left uncorrected, these potential weaknesses may result in noticeable deterioration of the repayment prospects for the asset or in the Company's credit position.

Substandard: Loans in this risk grade are inadequately protected by the borrower's current financial condition and payment capability or of the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the orderly repayment of debt. They are characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected.

Doubtful: Loans in this risk grade have all the weaknesses inherent in those classified as substandard, with the added characteristic that the weaknesses make collection or orderly repayment in full, on the basis of current existing facts, conditions and values, highly questionable and improbable. Possibility of loss is extremely high, but because of certain important and reasonably specific factors that may work to the advantage and strengthening of the exposure, its classification as an estimated loss is deferred until its more exact status may be determined.

Uncollectible: Loans in this risk grade are considered to be non-collectible and of such little value that their continuance as bankable assets is not warranted. This does not mean the loan has absolutely no recovery value, but rather it is neither practical nor desirable to defer writing off the loan, even though partial recovery may be obtained in the future. Charge-offs against the allowance for loan losses are taken in the period in which the loan becomes uncollectible. Consequently, the Company typically does not maintain a recorded investment in loans within this category.

SMARTFINANCIAL, INC.

NOTES TO CONCOLIDATED FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Credit Risk Management (Continued):

The following tables summarize the risk category of the Company's loan portfolio based upon the most recent analysis performed as of June 30, 2015 and December 31, 2014 (in thousands):

June 30, 2015
	Commercial	Consumer	Construction	Commercial
	Real	Real	and Land	and	Consumer
	Estate	Estate	Development	Industrial	and Other	Total
Non PCI Loans
Pass	$205,011	$81,540	$48,590	$36,392	$3,187	$374,720
Watch	55	1,712	2,431	-	-	4,198
Special Mention	-	-	-	-	-	-
Doubtful	1,812	2,400	1,672	535	-	6,419
Total	$206,878	$85,652	$52,693	$36,927	$3,187	$385,337

	Commercial	Consumer	Construction	Commercial
	Real	Real	and Land	and	Consumer
	Estate	Estate	Development	Industrial	and Other	Total
PCI Loans
Pass	$2,058	$3,599	$27	$-	$-	$5,683
Watch	-	267	-	-	-	267
Special Mention	-	-	-	-	-	-
Doubtful	-	90	-	-	-	90
Total	$2,058	$3,956	$27	$-	$-	$6,040
Total loans	$208,936	$86,608	$57,720	$36.927	$3,187	$391,378

December 31, 2014
	Commercial	Consumer	Construction	Commercial
	Real	Real	and Land	and	Consumer
	Estate	Estate	Development	Industrial	and Other	Total
Non PCI Loans
Pass	$188,113	$71,199	$44,484	$33,781	$2,314	$339,891
Watch	56	226	6,273	-	-	6,555
Special mention	-	-	-	-	-	-
Substandard	2,180	5,609	1,712	538	-	10,039
Doubtful	-	-	-	-	-	-
Total	$190,349	$77,034	$52,469	$34,319	$2,314	$356,485

	Commercial	Consumer	Construction	Commercial
	Real	Real	and Land	and	Consumer
	Estate	Estate	Development	Industrial	and Other	Total
PCI Loans
Pass	$2,358	$3,968	$-	$-	$-	$6,326
Watch	-	309	36	3	-	348
Special mention	-	-	-	-	-	-
Substandard	744	103	-	-	-	847
Doubtful	-	-	-	-	-	-
Total	$3,102	$4,380	$36	$3	$-	$7,521
Total loans	$193,451	$81,414	$52,505	$34,322	$2,314	$364,006

SMARTFINANCIAL, INC.

NOTES TO CONCOLIDATED FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Past Due Loans:

A loan is considered past due if any required principal and interest payments have not been received as of the date such payments were required to be made under the terms of the loan agreement. Generally, management places loans on non-accrual when there is a clear indication that the borrower's cash flow may not be sufficient to meet payments as they become due, which is generally when a loan is 90 days past due.

The following tables present the aging of the recorded investment in loans and leases as of June 30, 2015 and December 31, 2014 (in thousands):

	June 30, 2015
		Past Due
	30-89 Days	90 Days
	Past Due	or More
	and	and		Total Past	PCI	Current	Total
	Accruing	Accruing	Nonaccrual	Due	Loans	Loans	Loans

Commercial real estate	$-	$-	$1,683	$1,683	$2,058	$205,195	$208,936
Consumer real estate	-	-	1,342	1,342	3,956	84,310	89,608
Construction and development	-	-	624	624	27	52,069	52,720
Commercial and industrial	51	-	418	469	-	36,458	36,927
Consumer and other	9	-	-	9	-	3,178	3,187
Total	$60	$-	$4,067	$4,127	$6,041	$381,210	$391,378

	December 31, 2014
		Past Due
	30-89 Days	90 Days
	Past Due	or More
	and	and		Total Past	PCI	Current	Total
	Accruing	Accruing	Nonaccrual	Due	Loans	Loans	Loans

Commercial real estate	$-	$-	$1,757	$1,757	$3,102	$188,592	$193,451
Consumer real estate	-	-	2,249	2,249	4,380	74,785	81,414
Construction and development	-	-	643	643	36	51,826	52,505
Commercial and industrial	-	-	418	418	3	33,901	34,322
Consumer and other	12	-	-	12	-	2,302	2,314
Total	$12	$-	$5,067	$5,079	$7,521	$351,406	$364,006

SMARTFINANCIAL, INC.

NOTES TO CONCOLIDATED FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Impaired Loans:

A loan held for investment is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due (both principal and interest) according to the terms of the loan agreement.

The following is an analysis of our impaired loan portfolio detailing the related allowance recorded as of and for the six months ended June 30, 2015:

	At June 30, 2015			For the six months ending June 30, 2015
		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
	Investment	Balance	Allowance	Investment	Recognized
Impaired loans without a valuation allowance:
Non PCI Loans:
With no related allowanced needed:
Commercial real estate	$1,812	$1,812	-	$1,851	$4
Consumer real estate	3,689	3,828	-	5,484	73
Construction and development	1,048	1,052	-	1,365	31
Commerical and industrial	116	116	-	118	3
Consumer and other	-	-	-	-	-
	$6,666	$6,808	$-	$8,818	$111
PCI Loans:
Non PCI Loans:
With an allowance recorded:
Commercial real estate	$-	$-	$-	$-	$-
Consumer real estate	-	-	-	-	-
Construction and development	624	624	16	625	-
Commerical and industrial	418	418	234	418	-
Consumer and other	-	-	-	-	-
	$1,042	$1,042	$250	$1,043	$-
PCI Loans:
With an allowance recorded:
Commercial real estate	$-	$-	$-	$-	$-
Consumer real estate	1	13	1	15	1
Construction and development	-	-	-	-	-
Commerical and industrial	-	-	-	-	-
Consumer and other	-	-	-	-	-
	$1	$13	$1	$15	$1
Total impaired loans	$7,709	$7,863	$251	$9,876	$112

SMARTFINANCIAL, INC.

NOTES TO CONCOLIDATED FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (CONTINUED)

Impaired Loans (Continued):

The following is an analysis of our impaired loan portfolio detailing the related allowance recorded as of and for the year ended December 31, 2014:

	At December 31, 2014			For the 12 months ending December 31, 2014
		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
	Investment	Balance	Allowance	Investment	Recognized
Impaired loans without a valuation allowance:
Non PCI Loans:
With no related allowanced needed:
Commercial real estate	$2,180	$2,180	$-	$1,520	$193
Consumer real estate	5,155	5,692	-	5,289	362
Construction and development	1,086	1,090	-	1,257	54
Commerical and industrial	-	-	-	-	7
Consumer and other	-	-	-	-	-
	$8,421	$8,962	$-	$8,066	$616
PCI Loans:	None in 2014
Non PCI Loans:
With an allowance recorded:
Commercial real estate	$-	$-	$-	$-	$-
Consumer real estate	245	245	3	294	12
Construction and development	1,082	1,082	60	1,101	82
Commerical and industrial	538	538	171	173	59
Consumer and other	-	-	-	-	-
	$1,865	$1,865	$234	$1,568	$153
PCI Loans:	None in 2014
Total impaired loans	$10,286	$10,827	$234	$9,634	$769

SMARTFINANCIAL, INC.

NOTES TO CONCOLIDATED FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 4 – FAIR VALUE OF ASSETS AND LIABILITIES

Determination of Fair Value:

The Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. In accordance with Fair Value Measurements and Disclosures topic (FASB ASC 820), the fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is best determined based upon quoted market prices. However, in many instances, there are no quoted market prices for the Company's various financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the instrument.

The fair value guidance provides a consistent definition of fair value, which focuses on exit price in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in valuation technique or the use of multiple valuation techniques may be appropriate. In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment. The fair value is a reasonable point within the range that is most representative of fair value under current market conditions.

Fair Value Hierarchy:

In accordance with this guidance, the Company groups its financial assets and financial liabilities generally measured at fair value in three levels, based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value.

Level 1 - Valuation is based on quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 1 assets and liabilities generally include debt and equity securities that are traded in an active exchange market. Valuations are obtained from readily available pricing sources for market transactions involving identical assets or liabilities.

Level 2 - Valuation is based on inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. The valuation may be based on quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the asset or liability.

Level 3 - Valuation is based on unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which determination of fair value requires significant management judgment or estimation.

A financial instrument's categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The following methods and assumptions were used by the Company in estimating fair value disclosures for financial instruments:

Cash and Due From Banks and Interest-bearing Deposits: For cash and due from banks and interest- bearing deposits, the carrying amount is a reasonable estimate of fair value based on the short-term nature of the assets.

SMARTFINANCIAL, INC.

NOTES TO CONCOLIDATED FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 4 – FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)

Fair Value Hierarchy (continued):

Federal Funds Sold and Federal Funds Purchased: For federal funds sold, the carrying amount is a reasonable estimate of the fair value.

Securities: Where quoted prices are available in an active market, management classifies the securities within Level 1 of the valuation hierarchy. If quoted market prices are not available, management estimates fair values using pricing models and discounted cash flows that consider standard input factors such as observable market data, benchmark yields, interest rate volatilities, broker/dealer quotes, and credit spreads. Examples of such instruments, which would generally be classified within Level 2 of the valuation hierarchy, including GSE obligations, corporate bonds, and other securities. Mortgage-backed securities are included in Level 2 if observable inputs are available. In certain cases where there is limited activity or less transparency around inputs to the valuation, management classifies those securities in Level 3.

Restricted Investments: For restricted investments, the carrying amount is a reasonable estimate of fair value based on the redemption provisions of the restrictive entities.

Loans: For variable-rate loans that reprice frequently and with no significant change in credit risk, fair values are based on carrying values. Fair value for fixed rate loans are estimated using discounted cash flow analyses, using market interest rates for comparable loans. Fair values for nonperforming loans are estimated using discounted cash flow analyses or underlying collateral values, where applicable.

Deposits: The fair values disclosed for demand deposits (for example, interest and noninterest checking, savings, and certain types of money market accounts) are, by definition, equal to the amount payable on demand at the reporting date (that is, their carrying amounts). Fair values for fixed-rate certificates of deposit are estimated using a discounted cash flow calculation that applies market interest rates on comparable instruments to a schedule of aggregated expected monthly maturities on time deposits.

Securities Sold Under Agreement to Repurchase: The carrying value of these liabilities approximates their fair value.

Accrued Interest: The carrying amounts of accrued interest approximate fair value.

SMARTFINANCIAL, INC.

NOTES TO CONCOLIDATED FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 4 – FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)

Fair Value Hierarchy (continued):

The table below presents the recorded amount of assets measured at fair value on a recurring basis.

	Balance as of June 30 ,2015	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Securities available for sale:
U.S. Government-sponsored enterprises (GSEs)	$20,132	$-	$20,132	$-
Mortgage-backed securities:
GSE Residential	58,192	-	58,192	-
Government National Mortgage Association guaranteed	3,422	-	3,422	-
Municipal securities	2,001	-	2,001	-
Total	$83,747	$-	$83,747	$-

	Balance as of December 31, 2014	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Securities available for sale:
U.S. Government-sponsored enterprises (GSEs)	$21,107	$-	$21,107	$-
Mortgage-backed securities:
GSE Residential	69,853	-	69,853	-
Government National Mortgage Association guaranteed	5,886	-	5,886	-
Municipal securities	2,031	-	2,031	-
Total	$98,876	$-	$98,876	$-

The Company has no assets or liabilities whose fair values are measured on a recurring basis using Level 3 inputs.

SMARTFINANCIAL, INC.

NOTES TO CONCOLIDATED FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 4 – FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)

Assets Measured at Fair Value on a Nonrecurring Basis:

Under certain circumstances management makes adjustments to fair value for assets and liabilities although they are not measured at fair value on an ongoing basis. The following tables present the financial instruments carried on the consolidated balance sheets by caption and by level in the fair value hierarchy, for which a nonrecurring change in fair value has been recorded:

	Balance as of June 30, 2015	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Impaired loans	$804	$-	$-	$804
Foreclosed assets	3,728	-	-	3,728

	Balance as of December 31 , 2014	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Impaired loans	$1,631	$-	$-	$1,631
Foreclosed assets	4,938	-	-	4,983

Impaired Loans: Loans considered impaired under ASC 310-10-35, Receivables, are loans for which, based on current information and events, it is probable that the Company will be unable to collect all principal and interest payments due in accordance with the contractual terms of the loan agreement. Impaired loans can be measured based on the present value of expected payments using the loan’s original effective rate as the discount rate, the loan’s observable market price, or the fair value of the collateral less selling costs if the loan is collateral dependent.

The fair value of impaired loans were primarily measured based on the value of the collateral securing these loans. Impaired loans are classified within Level 3 of the fair value hierarchy. Collateral may be real estate and/or business assets including equipment, inventory, and/or accounts receivable. The Company determines the value of the collateral based on independent appraisals performed by qualified licensed appraisers. These appraisals may utilize a single valuation approach or a combination of approaches including comparable sales and the income approach. Appraised values are discounted for costs to sell and may be discounted further based on management’s historical knowledge, changes in market conditions from the date of the most recent appraisal, and/or management’s expertise and knowledge of the customer and the customer’s business. Such discounts by management are subjective and are typically significant unobservable inputs for determining fair value. Impaired loans are reviewed and evaluated on at least a quarterly basis for additional impairment and adjusted accordingly, based on the same factors discussed above.

SMARTFINANCIAL, INC.

NOTES TO CONCOLIDATED FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 4 – FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED)

Assets Measured at Fair Value on a Nonrecurring Basis (Continued):

Foreclosed assets: Foreclosed assets, consisting of properties obtained through foreclosure or in satisfaction of loans, are initially recorded at fair value less estimated costs to sell upon transfer of the loans to other real estate. Subsequently, other real estate is carried at the lower of carrying value or fair value less costs to sell. Fair values are generally based on third party appraisals of the property and are classified within Level 3 of the fair value hierarchy. The appraisals are sometimes further discounted based on management’s historical knowledge, and/or changes in market conditions from the date of the most recent appraisal, and/or management’s expertise and knowledge of the customer and the customer’s business. Such discounts are typically significant unobservable inputs for determining fair value. In cases where the carrying amount exceeds the fair value, less estimated costs to sell, a loss is recognized in noninterest expense.

The carrying values and estimated fair values of the Company’s financial instruments are as follows as of June 30, 2015 and December 31. 2014:

	June 30, 2015		December 31, 2014
		Estimated		Estimated
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
Financial Assets:
Cash and due from banks	$31,290	$31,290	$32,386	$32,386
Interest-bearing deposits	5,585	5,586	6,643	6,643
Federal funds sold	6,935	6,935	7,710	7,710
Securities available-for-sale	83,747	83,747	98,876	98,876
Restricted investments	2,128	2,128	2,090	2,090
Net loans	386,890	387,629	359,523	360,210
Accrued interest receivable	1,206	1,206	1,221	1,221
Financial Liabilities:
Noninterest-bearing demand deposits	69,427	69,427	53,640	53,640
Interest-bearing demand deposits	200,320	200,320	179,836	179,836
Savings deposits	45,654	45,654	42,369	42,369
Time deposits	167,344	168,198	178,963	179,876
Securities sold under agreements to repurchase	2,727	2,727	9,758	9,758
Federal funds purchased	-	-	12,000	12,000
Accrued interest payable	137	137	130	130

SMARTFINANCIAL, INC.

NOTES TO CONCOLIDATED FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 5 –STOCK BASED COMPENSATION

The Company has two stock option plans administered by the Board of Directors. These plans are described below:

SmartBank Stock Option Plan - This plan provides for both incentive stock options and nonqualified stock options. The maximum number of common shares that can be sold or optioned under the plan is 500,000 shares. Under the plan, the exercise price of each option shall not be less than 100 percent of the fair market value of the common stock on the date of grant.

SmartFinancial, Inc. 2010 Incentive Plan - This plan provides for both incentive stock options and nonqualified stock options, stock appreciation rights, restricted stock, performance awards, dividend equivalents and stock or other stock-based awards. The maximum number of common shares that can be sold or optioned under the plan is 500,000 shares. Under the plan, the exercise price of each option shall not be less than 100 percent of the fair market value of the common stock on the date of grant.

A summary of the activity in the stock option plans for the six months ended June 30, 2015 is as follows:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2015	483,629	$10.20	2.4 years
Granted	-	-
Exercised	-	-
Forfeited or expired	(1,628)	12.22	3.3 years
Outstanding at June 30, 2015	482,001	10.20	1.9 years	$1,310,452
Exercisable at June 30, 2015	481,001	10.19	1.9 years	1,298,952

Information related to non-vested options for the six months ended June 30, 2015, is as follows:

	Shares	Weighted Average Grant-Date Fair Value
Non-vested options - beginning of year	7,358	$2.16
Granted	-	-
Vested	(6,358)	2.15
Forfeited	-	-
Non-vested options - June 30, 2015	1,000	$2.30

As of June 30, 2015, there was $1,126 of total unrecognized compensation cost related to nonvested stock-based compensation arrangements granted under the Plans. The cost is expected to be recognized over the next year.

SMARTFINANCIAL, INC.

NOTES TO CONCOLIDATED FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 6 – REGULATORY CAPITAL

The following table summarizes the capital amounts and ratios of the Bank and the regulatory minimum requirements at June 30, 2015 and December 31, 2014:

	Actual Regulatory Capital		For Capital Adequacy Purposes		To Be Well Capitalized Under Prompt Corrective Action Provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio
June 30, 2015
Total risk-based capital (to risk-weighted assets)	$60,291	13.86%	$34,812	8.00%	$43,515	10.00%
Tier 1 capital (to risk-weighted assets)	56,458	12.97%	17,406	4.00%	26,109	6.00%
Tier 1 capital (to average assets)	56,458	10.92%	20,677	4.00%	25,847	5.00%
Common equity tier 1 capital (to risk-weighted assets)	56,458	12.97%	19,857	4.50%	33,601	6.50%

December 31, 2014
Total risk-based capital (to risk-weighted assets)	$59,088	14.70%	$20,475	8.00%	$25,594	10.00%
Tier 1 capital (to risk-weighted assets)	55,457	13.80%	16,042	4.00%	24,064	6.00%
Tier 1 capital (to average assets)	55,457	10.80%	32,085	4.00%	40,106	5.00%
Common equity tier 1 capital (to risk-weighted assets)	55,457	13.80%	18,047	4.50%	24,064	6.50%

SMARTFINANCIAL, INC.

NOTES TO CONCOLIDATED FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 7 – EPS

Basic earnings per share is computed by dividing net income by the weighted average number of common shares outstanding. Diluted earnings per share is computed by dividing net income by the weighted average number of common shares outstanding and dilutive common share equivalents using the treasury stock method. Dilutive common share equivalents include common shares issuable upon exercise of outstanding stock options. The effect from the stock options on incremental shares from the assumed conversions for net income per share-basic and net income per share-diluted are presented below.

	Six Months Ended
	June 30,2015	June 30, 2014
Basic EPS Computation:
Net income attributable to SmartFinancial	$344	$694
Weighted average common shares outstanding	2,965,783	2,962,541
Basic earnings per common share	$0.12	$0.23
Diluted EPS Computation:
Net income attributable to SmartFinancial	$344	$694
Weighted average common shares outstanding	2,965,783	2,962,541
Dilutive effect of stock options	154,421	156,154
Adjusted weighted average common shares outstanding	3,120,204	3,118,695
Diluted earnings per common share	$0.11	$0.22

SMARTFINANCIAL, INC.

NOTES TO CONCOLIDATED FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED) AND DECEMBER 31, 2014

(Dollar amounts in thousands except per share amounts)

NOTE 8 – SUBSEQUENT EVENT - BUSINESS COMBINATION

On March 12, 2015, the shareholders of the Company approved a merger with Cornerstone Bancshares, Inc. (Cornerstone) ticker symbol CSBQ, the one bank holding company of Cornerstone Community Bank, which became effective August 31, 2015. The Bank’s shareholders received 4.2 shares of Cornerstone common stock in exchange for each share of the Company’s common stock. After the merger, shareholders of the Company owned approximately 56% of the outstanding common stock of the combined entity on a fully diluted basis after taking into account the exchange ratio and new shares issued as part of a capital raise through a private placement.

While Cornerstone was the acquiring entity for legal purposes, the merger is being accounted for as a reverse merger using the acquisition method of accounting, in accordance with the provisions of FASB ASC 805-10 Business Combinations. Under this guidance, for accounting purposes, the Company is considered the acquirer in the merger, and as a result the historical financial statements of the combined entity will be the historical financial statements of the Company.

The merger was effected by the issuance of shares of Cornerstone stock to shareholders of the Company. The assets and liabilities of Cornerstone as of the effective date of the merger were recorded at their respective estimated fair values and combined with those of the Company. The excess of the purchase price over the net estimated fair values of the acquired assets and liabilities was allocated to identifiable intangible assets with the remaining excess allocated to goodwill.

In periods following the merger, the financial statements of the combined entity will include the results attributable to Cornerstone beginning on the date the merger was completed.

The following table details the preliminary estimated financial impact of the merger, including the calculation of the purchase price, the allocation of the purchase price to the fair values of net assets assumed, and goodwill recognized:

Calculation of Purchase Price
Shares of CSBQ common stock outstanding as of August 31, 2015	6,643,341
Market price of CSBQ common stock on August 31, 2015	$3.85
Estimated fair value of CSBQ common stock (in thousands)	25,577
Estimated fair value of CSBQ stock options (in thousands)	2,858
Total consideration (in thousands)	$28,435

Allocation of Purchase Price (in thousands)
Total Consideration above	$28,435
Fair value of assets acquired and liabilities assumed:
Cash and cash equivalents	33,502
Investment securities available for sale	74,254
Loans	314,827
Premises and equipment	9,019
Bank owned life insurance	1,278
Core deposit intangible	2,750
Other real estate owned	5,672
Prepaid and other assets	4,301
Deposits	(349,462)
Securities sold under agreements to repurchase	(17,622)
FHLB advances and other borrowings	(42,307)
Payables and other liabilities	(11,943)
Total fair value of net assets acquired	24,269
Goodwill	$4,166

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma combined condensed financial statements present the impact of the merger (the “Merger”) of Cornerstone Bancshares, Inc. (“Cornerstone”) and SmartFinancial, Inc. (“SmartFinancial”) in which SmartFinancial merged into Cornerstone.

The Merger is accounted for as a reverse acquisition because the number of shares of Cornerstone’s common stock that were issued to shareholders of SmartFinancial represent more than 50% of Cornerstone’s common stock immediately after the Merger. For accounting and financial presentation purposes, SmartFinancial was deemed to have acquired Cornerstone in the Merger and the historical information of SmartFinancial will be reflected in the results of the combined company. The Merger was effective on August 31, 2015. Accordingly, the purchase price has been allocated to the fair values of the assets and liabilities of Cornerstone. The unaudited pro forma combined condensed balance sheet as of June 30, 2015, is presented as if the merger had occurred on that date. The unaudited pro forma combined condensed income statements for the year ended December 31, 2014 and the six months ended June 30, 2015 are presented as if the merger had occurred on January 1, 2014 and January 1, 2015, respectively.

The unaudited pro forma condensed combined financial information is based on the historical financial statements of SmartFinancial and Cornerstone. Historical financial information for SmartFinancial was derived from its audited consolidated financial statements as of and for the year ended December 31, 2014, and its unaudited consolidated financial statements as of and for the six months ended June 30, 2015, included in exhibit 99.1 to this Current Report on Form 8-K/A. Historical financial information for Cornerstone was derived from its audited consolidated financial statements as of and for the year ended December 31, 2014 and Cornerstone’s unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2015 included in the Company’s Quarterly Report on Form 10-Q filed on August 14, 2015.

The unaudited pro forma combined consolidated financial statements are provided for informational purposes only and are not necessarily, and should not be assumed to be, an indication of the actual results that would have been achieved had the merger been completed as of the dates indicated or that will be achieved in the future. The preparation of the unaudited pro forma combined condensed financial statements and related adjustments required management to make certain assumptions and estimates. Such information includes adjustments, which are preliminary and may be revised, and such revisions may result in material changes. The unaudited pro forma financial information does not give consideration to the impact of possible cost savings, expense efficiencies, synergies, strategy modifications, asset dispositions, or other actions that may result from the merger. The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical financial statements referred to above.

UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

JUNE 30, 2015

(Dollar amounts in thousands)

					Pro Forma
	SmartFinancial	Cornerstone			Combined
	June, 30	June, 30	Pro Forma		June, 30
	2015	2015	Adjustments		2015
ASSETS
Cash and due from banks	$31,290	$2,356	$ 2,170	A	$35,816
Interest-bearing deposits	5,585	31,010	-		36,595
Federal funds sold	6,935	-	-		6,935
Total cash and cash equivalents	43,810	33,366	2,170		79,346
Securities available for sale	83,747	74,504	(35)	B	158,216
Restricted investments, at cost	2,128	2,323	-		4,451
Loans, net	386,890	306,271	(3,711)	C	689,450
Premises and equipment, net	16,405	6,200	2,766	D	25,371
Accrued interest receivable	1,206	1,072	-		2,278
Foreclosed assets	3,728	7,165	(1,072)	E	9,821
Goodwill	-	-	4166	F	4,166
Core deposit intangible, net	177	-	2,750	G	2,927
Other assets	5,197	4,638	(240)	H	9,595
TOTAL ASSETS	$543,288	$435,539	$6,794		$985,621

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Deposits
Noninterest-bearing demand deposits	$69,427	$53,470	$-		$122,897
Interest-bearing demand deposits	200,320	38,167	-		238,487
Savings deposits	45,654	76,740	-		122,394
Time deposits	167,344	163,187	(1,102)	I	329,429
Total deposits	482,745	331,564	(1,102)		813,207
Accrued interest payable	137	104	-		241
Securities sold under agreement to repurchase	2,727	18,793	-		21,520
Federal funds purchased	-	5,200	-		5,200
Federal Home Loan Bank Advances	-	31,000	(307)	J	30,693
Accrued expenses and other liabilities	1,561	8,182	6,000	K	15,743
TOTAL LIABILITIES	487,170	394,843	4,591		886,604
STOCKHOLDERS’ EQUITY
Preferred stock, $1 par value; 12,000 shares authorized; 12,000 shares issued and outstanding in 2015	12	-	-		12
Preferred stock - no par value; 2,000,000 shares authorized; '6,709,199 shares issued and outstanding in 2015		15,000	(15,000)	L	-
Common stock, $1 par value; 8,000,000 shares authorized; 2,965,783 shares issued and outstanding in 2015	2,966	-	(2,966)	M	-
Common stock - $1.00 par value; 20,000,000 shares authorized; 6,643,341 shares issued and outstanding in 2015		6,643	15,435	M	22,078
Additional paid-in capital	42,516	21,973	1,814	N	66,303
Retained earnings (accumulated deficit)	11,049	(3,020)	3,020	O	11,049
Accumulated other comprehensive loss	(425)	101	(101)	O	(425)
TOTAL STOCKHOLDERS’ EQUITY	56,118	40,697	2,203		99,017
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$543,288	$435,539	$6,794		$985,621

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2015

(Dollar amounts in thousands except for per share data)

					Pro Forma
	SmartFinancial	Cornerstone			Combined
	June, 30	June, 30	Pro Forma		June, 30
	2015	2015	Adjustments		2015
INTEREST INCOME
Loans, including fees	$9,178	$8,437	$707	C	$18,322
Investment securities	773	637	-		1,410
Federal funds sold and other	64	59	-		123
TOTAL INTEREST INCOME	10,015	9,133	707		19,855
INTEREST EXPENSE
Deposits	1,001	877	(474)	I	1,404
Other borrowings	9	322	99	J,K	430
TOTAL INTEREST EXPENSE	1,010	1,199	(375)		1,834
NET INTEREST INCOME	9,005	7,932	1,082		18,025
PROVISION FOR LOAN LOSSES	324	262	-		586

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	8,681	7,672	1,082		17,435

NONINTEREST INCOME
Service charges on deposit accounts and other fees	279	455	-		734
Secondary market loan origination fees	95	90	-		185
Gain on sale of investment securities, net	52	113	-		165
Other noninterest income	353	39	-		392

TOTAL NONINTEREST INCOME	779	697	-		1,476

NONINTEREST EXPENSES
Salaries and employee benefits	4,569	3,491	-		8,060
Occupancy and equipment	1,081	602	131	D	1,814
All other expenses	2,818	2,984	(570)	G,P	5,232

TOTAL NONINTEREST EXPENSES	8,468	7,077	(439)		15,106

INCOME BEFORE PROVISION FOR INCOME TAXES	992	1,292	643		2,927
INCOME TAX EXPENSE	588	496	246		1,330

CONSOLIDATED NET INCOME	404	796	397		1,597

PREFERRED STOCK DIVIDENDS	60	750	(750)	L	60
ACCRETION ON PREFERRED STOCK DISCOUNT	-	36	(36)		-
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$344	$10	$1,183		$1,537

Basic earnings available to common shareholders per share	$0.12	$-			$0.07

Diluted earnings available to common shareholders per share	$0.11	$-			$0.07

Weighted average common shares outstanding:
Basic	2,965,783	6,643,341			22,078,440
Diluted	3,120,204	7,033,004			23,116,670

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER

(Dollar amounts in thousands except for per share data)

	SmartFinancial	Cornerstone			Pro Forma
	December 31,	December 31,			December 31,
	2014	2014	Pro Forma		2014
	As Reported	As Reported	Adjustments		Combined
INTEREST INCOME
Loans, including fees	$18,808	$16,690	$1,414	C	$36,912
Investment securities	1,798	1,416	-		3,214
Federal funds sold and other	147	31	-		178
TOTAL INTEREST INCOME	20,753	18,137	1,414		40,304
INTEREST EXPENSE
Deposits	2,026	1,741	(947)	I	2,820
Other borrowings	11	1,049	197	J,K	1,257
TOTAL INTEREST EXPENSE	2,037	2,790	(750)		4,077
NET INTEREST INCOME	18,716	15,347	2,164		36,227
PROVISION FOR LOAN LOSSES	432	515	-		947

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	18,284	14,832	2,164		35,280

NONINTEREST INCOME
Service charges on deposit accounts and other fees	513	850	-		1,363
Secondary market loan origination fees	177	212	-		389
Gain on sale of investment securities, net	116	700	-		816
Other noninterest income	929	57	-		986

TOTAL NONINTEREST INCOME	1,735	1,819	-		3,554

NONINTEREST EXPENSES
Salaries and employee benefits	9,195	7,054	-		16,249
Occupancy and equipment	2,176	1,230	262	D	3,668
All other expenses	5,698	5,715	(132)	G,P	11,281

TOTAL NONINTEREST EXPENSES	17,069	13,999	130		31,198

INCOME BEFORE PROVISION FOR INCOME TAXES	2,950	2,652	2,294		7,896
INCOME TAX EXPENSE	1,117	1,014	878	Q	3,009

CONSOLIDATED NET INCOME	1,833	1,638	1,416		4,887

PREFERRED STOCK DIVIDENDS	120	1,500	(1,500)	L	120
ACCRETION ON PREFERRED STOCK DISCOUNT	-	71	(71)		-
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$1,713	$67	$2,987		$4,767

Basic earnings available to common shareholders per share	$0.58	$0.01			$0.21

Diluted earnings available to common shareholders per share	$0.52	$0.01			$0.20

Weighted average common shares outstanding:
Basic	2,963,589	6,614,414			22,404,298
Diluted	3,293,487	6,984,333			23,795,788

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(Dollar amounts in thousands except per share amounts)

NOTE 1- BASIS OF PRESENTATION

The unaudited pro forma combined condensed financial statements included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been omitted.

NOTE 2 – PRO FORMA ADJUSTMENTS

A.           To record funds received in the capital raise as of 8/31/15 and cash from other borrowings after paying for the redemption of Cornerstone Preferred stock and related merger expenses.

B.            Mark-to-market adjustment for Cornerstone’s investment portfolio. The adjustment was minimal and is not expected to have an impact on future income.

C.           Mark-to-market adjustment for to eliminate Cornerstone’s allowance for loan losses and reflect Cornerstone’s loan portfolio at fair value. The accretable portion of the discount totals $3,894 and will be recognized as interest income over the estimated remaining lives of the related loans using the level yield method. The weighted average remaining life is estimated to be 31 months.

D.           Mark-to-market adjustment to reflect premises and equipment of Cornerstone at fair value and the related depreciation expense. The fair value adjustment related to buildings and equipment will be recognized as depreciation expense over the estimated remaining lives of the assets, which is estimated to be 25 years for buildings and 3 years for equipment.

E.           Mark-to-market adjustment to reflect foreclosed assets of Cornerstone at fair value.

F.           To record goodwill equal to the excess of consideration paid over the fair value of assets and liabilities recognized. Goodwill will not be amortized for accounting purposes but will be tested for impairment at least annually, which may result in impairment losses in future periods.

G.           To record the core deposit intangible asset related to deposit customer relationships acquired and the related amortization expense. This asset will be amortized over the estimated future benefit period of 13 years.

H.           To record net deferred tax assets related to fair value adjustments and intangible assets acquired, excluding goodwill

I.           Mark-to-market adjustment to record acquired time deposits at fair value and the related affect on interest expense. This fair value adjustment will be recognized as a reduction to interest expense on deposits using a method that approximates the level yield method over the estimated remaining life of 101 months.

J.           Mark-to-market adjustment to record acquired borrowings at fair value and the related effect on interest expense. This fair value adjustment will be recognized as a reduction to interest expense on borrowings using a method that approximates the level yield method over the estimated remaining life of 7 months.

K.          To record additional borrowings taken to partially fund the redemption of Cornerstone’s preferred stock and reflect the increase in other borrowings interest expense.

L.           To record the redemption of Cornerstone’s preferred stock and reflect the reduction in future preferred stock dividends.

M. To record the exchange of Cornerstone stock for SmartFinancial stock based on the merger-share-exchange ratio of 4.2 and to record additional stock raised as of 8/31/15.

N.           To record acquisition consideration and capital raise received as of 8/31/15.

O.           To eliminate retained earnings and accumulated other comprehensive income of Cornerstone.

P.           Adjustments to exclude non-recurring merger related expenses. During the year ended December 31, 2014 and the six months ending June 30, 2015, Cornerstone incurred expenses totaling $84 and $395 respectively, and SmartFinancial incurred expenses totaling $258 and $280, respectively.

Q.           Adjustment to reflect income tax expense related to pro forma adjustments to income.

R.           The following table presents the estimated income or expense effect of the pro forma adjustments for the following five successive twelve month periods:

	Income (Expense)
	To Be Recognized in the Succesive Twelve Month Periods
	Period 1	Period 2	Period 3	Period 4	Period 5
Loans	$1,414	675	652	490	199
Investments
Premises and equipment	(262)	(262)	(262)	(262)	(262)
Core deposit	(210)	(210)	(210)	(210)	(210)
Deposits	947	155	-	-	-
Other borrowings	197	(390)	(800)	(988)	(1,028)
Total	$672	(708)	(1,272)	(1,460)	(1,500)

NOTE 3 – PURCHASE PRICE DETERMINATION

Measurement of the acquisition consideration was based on the fair value of Cornerstone common stock, which was more readily determinable than the fair value of SmartFinancial common stock. The fair value of Cornerstone common stock as of August 31, 2015, as determined based on the quoted market price as of that date, was multiplied by the number of common shares retained by the existing shareholders of Cornerstone. In addition, the portion of the fair value of options to purchase shares of Cornerstone common stock for which the requisite vesting service period had been met prior to the date of the merger was included in consideration. The purchase price calculation is as follows:

Calculation of Purchase Price
Shares of CSBQ common stock outstanding as of August 31, 2015	6,643,341
Market price of CSBQ common stock on August 31, 2015	$3.85
Estimated fair value of CSBQ common stock (in thousands)	25,577
Estimated fair value of CSBQ stock options (in thousands)	2,858
Total consideration (in thousands)	$28,435

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(Dollar amounts in thousands except per share amounts)

NOTE 4 – PURCHASE PRICE ALLOCATION

The purchase price has been allocated to Cornerstone’s tangible and intangible assets and liabilities as of June 30, 2015, based on their estimated fair values as follows (in thousands):

Allocation of Purchase Price
Total Consideration above	$28,435
Fair value of assets acquired and liabilities assumed:
Cash and cash equivalents	33,502
Investment securities available for sale	74,254
Loans	314,827
Premises and equipment	9,019
Bank owned life insurance	1,278
Core deposit intangible	2,750
Other real estate owned	5,672
Prepaid and other assets	4,301
Deposits	(349,462)
Securities sold under agreements to repurchase	(17,622)
FHLB advances and other borrowings	(42,307)
Payables and other liabilities	(11,943)
Total fair value of net assets acquired	24,269
Goodwill	$4,166

NOTE 5 – EARNINGS PER COMMON SHARE

Unaudited pro forma earnings per common share for the six months ended June 30, 2015, and for the year ended December 31, 2014, have been calculated using Cornerstone’s common shares outstanding plus the common shares issued to SmartFinancial shareholders in the merger. Under the terms of the merger agreement, SmartFinancial shareholders were entitled to receive 1.05 shares of Cornerstone common stock for each common share of SmartFinancial. SmartFinancial shareholders were also entitled to receive 1.05 options to purchase Cornerstone common stock for each SmartFinancial option held.

The following table sets forth the calculation of basic and diluted unaudited pro forma earnings per common share for the six months ended June 30, 2015, and year ended December 31, 2014 (dollar amounts in thousands, except per common share amounts).

	Six Months Ended		Year Ended
	June 30, 2015		31-Dec-14
	Basic	Diluted	Basic	Diluted
Pro forma net income available to common shareholders	$1,537	$1,537	$4,767	$4,767
Weighted average common shares outstanding:
SmartFinancial	12,456,289	13,107,856	12,447,074	13,832,645
Cornerstone Bancshares	6,643,341	7,033,004	6,643,341	6,984,333
Capital Raise	2,978,810	2,978,810	2,978,810	2,978,810

Pro forma weighted average shares	22,078,440	23,116,670	22,040,298	23,795,788

Pro forma net income per common share	$0.07	$0.07	$0.21	$0.20